                                      ISDA
              International Swaps and Derivatives Association, Inc.

                                    SCHEDULE
                                     to the
                                Master Agreement

                             dated as of __________
                                     between

                  DEUTSCHE BANK AG, NEW YORK BRANCH ("PARTY A")

                                       AND

  PERPETUAL TRUSTEES AUSTRALIA LIMITED (ABN 86 000 431 827) IN ITS CAPACITY AS TRUSTEE OF A SECURITISATION FUND KNOWN AS THE SMHL GLOBAL FUND NO. 3 ("PARTY B")

                                       AND

ME PORTFOLIO MANAGEMENT LIMITED (ABN 79 005 964 134) IN ITS CAPACITY AS MANAGER
      OF A SECURITISATION FUND KNOWN AS SMHL GLOBAL FUND NO. 3 ("MANAGER")


                                     PART 1
                             TERMINATION PROVISIONS

(a) "SPECIFIED ENTITY" is not applicable in relation to Party A and Party B.

(b)      "SPECIFIED TRANSACTION" will not apply.

(c)      (i)      Sections 5(a)(ii), (iii), (iv), (v), (vi), 5(b)(iii) and (iv)
                  will not apply to Party A or Party B.

         (ii)     Replace Section 5(a)(i) with:

                  "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under
                  Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10:00am on the tenth Melbourne Business Day after the due date;"

         (iii) Section 5(b)(ii) will not apply if Party A is the sole Affected Party (subject to Section 6(aa)(iii) of the Agreement, inserted by Part 5(aa) of this Schedule).

(d) The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event under the Security Trust Deed has occurred in respect of Party A (which will be the Defaulting Party) or Party B (which will be the Defaulting Party); or". The occurrence of an Insolvency Event under the Security Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Melbourne Business Days of that occurrence, Party A, Party B and the Manager are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A and Party B agree to execute such a novation agreement in a form agreed between the parties.

(e)      The "AUTOMATIC EARLY TERMINATION"  provisions of Section 6(a):

         will not apply to Party A; and
         will not apply to Party B.

(f)      PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
         Agreement:

         (i)      Market Quotation will apply; and

         (ii)     the Second Method will apply.

(g) "TERMINATION CURRENCY" means United States Dollars provided that if an amount due in respect of an Early Termination Date will be payable by Party B to Party A, the Termination Currency for the purpose of calculating and paying that amount is Australian Dollars.

(h)      "ADDITIONAL TERMINATION EVENT" means:

         (i) Party B becomes obliged to make a withholding or deduction in respect of any Class A Notes and the Class A Notes are redeemed as a result (and Party B is the Affected Party and, notwithstanding Section 6(b)(iv) of the Agreement, as a result thereof Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions);

         (ii) An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security Trust Deed, the Class A Notes immediately due and payable (and Party B is the Affected Party); and

         (iii) Party A breaches Part 5(x) (and Party A is the Affected Party and, notwithstanding Section 6(b)(iv) of the Agreement, as a result thereof Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions).

(i) TRANSFER TO AVOID TERMINATION EVENT. In Section 6(b)(ii), after the words "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Designated Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the ratings for the Notes)".

                                     PART 2
                               TAX REPRESENTATIONS

(a)      PAYER TAX REPRESENTATIONS

         For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representations:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii);

         (ii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement; and

         (iii) the satisfaction of any representation made by the other party pursuant to Section 3(f) of this Agreement;

         PROVIDED that it shall not be a breach of this representation where reliance is placed on clause (i) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(b)      PAYEE TAX REPRESENTATIONS:

         For the purpose of Section 3(f) of this Agreement:

         (i) Party A represents that each payment received or to be received by it under each Transaction will be effectively connected with its conduct of a trade or business in the United States.

         (ii) Party B represents that it is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country. Party B further represents that it is a "foreign trust" for United States tax purposes.

                                     PART 3
                         AGREEMENT TO DELIVER DOCUMENTS

For the purposes of Section 4(a)(i) and (ii) of this Agreement each party further agrees to deliver the following documents as applicable in accordance with the following:

------------------------ --------------------------------------- ------------------------------ ---------------------

   PARTY REQUIRED TO                    DOCUMENT                 DATE BY WHICH TO BE DELIVERED   COVERED BY SECTION
        DELIVER                                                                                 3(d) REPRESENTATIONS
------------------------ --------------------------------------- ------------------------------ ---------------------
Party A, Party B  and    A list of authorised signatories for    On execution and delivery of           Yes
the Manager              the party and evidence satisfactory     this Agreement or any
                         in form and substance to the other      relevant Confirmation and at
                         parties of the authority of the         any time on the request of
                         authorised signatories of the party     the other party.
                         to execute this Agreement and each
                         confirmation on behalf of each
                         relevant party.
------------------------ --------------------------------------- ------------------------------ ---------------------

Party A, Party B and     As reasonably required by any  other    Upon request.                          Yes
the Manager              party any document or certificate
                         reasonably required by the other
                         party in connection with its
                         obligations to make a payment under
                         this Agreement which would enable
                         that party to make the payment free
                         from any deduction or withholding
                         for or on account of Tax or that
                         would reduce the rate at which the
                         deduction or withholding for or on
                         account of Tax is applied to that
                         payment (including, without
                         limitation, any United States Form
                         W-8BEN or other relevant United
                         States tax form).
------------------------ --------------------------------------- ------------------------------ ---------------------

Party B and the Manager  Copies of any reports or account        Upon reasonable request by             Yes
                         relating to the Securitisation Fund     Party A subject to not being
                         that are produced for (a)               obliged to deliver any
                         distribution to the investors in the    document if to do so would
                         Class A Notes, or (b) presentation to   breach or infringe any law
                         the Board of Directors of the Manager   or legally binding
                         and such other information in the       obligation or restraint.
                         Manager's control regarding the
                         financial condition and business
                         operations of the Securitisation Fund
                         as Party A may reasonably require.
------------------------ --------------------------------------- ------------------------------ ---------------------

------------------------ --------------------------------------- ------------------------------ ---------------------

   PARTY REQUIRED TO                    DOCUMENT                 DATE BY WHICH TO BE DELIVERED   COVERED BY SECTION
        DELIVER                                                                                 3(d) REPRESENTATIONS
------------------------ --------------------------------------- ------------------------------ ---------------------
Party B and the Manager  Legal opinions as the validity and      Promptly after entering into           Yes
                         enforceability of the obligations of    this Agreement, in the form
                         Party B and the Manager under this      previously agreed with the
                         Agreement, the Master Trust Deed, the   other parties.
                         Note Trust Deed, the Security Trust
                         Deed and the Class A Notes in form
                         and substance and issued by legal
                         counsel reasonably acceptable to
                         Party A.
------------------------ --------------------------------------- ------------------------------ ---------------------

Manager                  Copies of the Master Trust Deed, the    On execution and delivery of           Yes
                         Note Trust Deed, the Supplementary      this Agreement.
                         Bond Terms Notice and the Security
                         Trust Deed certified to be true
                         copies by two authorised signatories
                         of the Manager.
------------------------ --------------------------------------- ------------------------------ ---------------------

Manager                  A copy of any document amending or      Promptly upon any such                 Yes
                         varying the terms of the Master Trust   document becoming effective
                         Deed or the Security Trust Deed         in accordance with its terms.
                         certified to be a true copy by two
                         authorised signatories of the Manager.
------------------------ --------------------------------------- ------------------------------ ---------------------

Party A                  A legal opinion as previously           Promptly after entering into           Yes
                         provided to the Designated Rating       this Agreement.
                         Agencies.



------------------------ --------------------------------------- ------------------------------ ---------------------

                                     PART 4
                                  MISCELLANEOUS

(a)      ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this
         Agreement:

         (i) All notices to Party A under Sections 5 or 6 of this Agreement (other than Section 5(a)(i)) shall be sent to:

                  Deutsche Bank AG, Head Office
                  Taunusanlage 12
                  60262 Frankfurt
                  GERMANY

                            Attention:      Legal Department
                            Telex No.:      411836 or 416731 or 41233
                            Answerback:     DBF-D

                  All other notices to Party A shall be sent directly to the Office through which Party A is acting for the relevant Transaction, using the address and contact particulars specified in the Confirmation of that Transaction or otherwise notified.

         (ii)     ADDRESSES FOR NOTICES TO PARTY B:

                  Level 7
                  39 Hunter Street
                  Sydney NSW 2000
                  Attention:        Manager, Securitisation Services
                  Telephone:        (61 2) 9229 9000
                  Facsimile:        (61 2) 9221 7870

                  ADDRESS FOR NOTICES TO MANAGER:

                  Level 23
                  360 Collins Street
                  Melbourne  VIC 3000
                  Attention:     The Manager, Treasury Operations Administration
                  Telephone:     (613) 9605 6000
                  Facsimile:     (613) 9605 6200

(b)      PROCESS AGENT.  For the purposes of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:  Deutsche Bank AG, Sydney Branch
                                                 (ABN 13 064 165 162)
                                                 Grosvenor Place
                                                 Level 18, 225 George Street
                                                 Sydney NSW 2000
                                                 AUSTRALIA

         Party B appoints as its Process Agent:  Nil.

(c)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purposes of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)      CREDIT SUPPORT DOCUMENT Details of any Credit Support Document:

         (i)      In relation to Party A:  Nil
         (ii)     In relation to Party B:  Security Trust Deed.

(g)      CREDIT SUPPORT PROVIDER.

         (i)      In relation to Party A:  Nil.
         (ii)     In relation to Party B:  Nil

(h) GOVERNING LAW. This Agreement and each Confirmation will be governed by and construed in accordance with New South Wales law and each party hereby submits to the non-exclusive jurisdiction of the New South Wales courts and courts of appeal from them.

(i) NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this Agreement will not apply.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. For the purposes of Section 3(c), each of Party A and Party B is deemed not to have any Affiliates.

                                     PART 5
                                OTHER PROVISIONS

(a)      In Section 2(a)(i) add the following sentence:

                  "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

 (b) In Section 2(a)(ii), after "freely transferable funds" add "free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)".

(c)       Insert new Sections 2(a)(iv) and (v) as follows:

                  "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) of this Agreement and has no future payment or delivery obligations, whether absolute or contingent under
                           Section 2(a)(i).

                   (v)     Where:

                           (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day; and

                           (2) the Security Trust Deed has become, and remains at that time, enforceable,

                           then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives the Party B Payment or confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that funds are available to make that payment."

(d)      Add the following new sentence to the end of Section 2(b):

         "Each new account so designated must be in the same tax jurisdiction as the original account."

(e) Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

         "if and only if X is Party A and".

(f) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in Section 2(d)(i).

(g)      ADDITIONAL REPRESENTATIONS. In Section 3:

         (i) add the following in section 3(a)(v) after the words "creditors rights generally":

                  "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act 1959 (Cth)), section 13A(3) of the Banking Act 1959 (Cth) or any other analogous provision under any law applicable to a party)".

         (ii)     add the following immediately after paragraph (f):

                  "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party B, the Securitisation Funds created pursuant to the Master Trust Deed) and has not given any charge, in the case of Party A, over its rights under any Transaction and, in the case of Party B, over assets of the Securitisation Fund (other than as provided in the Security Trust Deed)."

(h) Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

         (i) SECURITISATION FUND VALIDITY CREATED. This Securitisation Fund has been validly created and is in existence at the date of this Agreement and each Transaction.

         (ii) SOLE SECURITISATION FUND. Party B has been validly appointed as trustee of the Securitisation Fund and is presently the sole trustee of the Securitisation Fund.

         (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Securitisation Fund.

         (iv) POWER. Party B has power under the Master Trust Deed to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Securitisation Fund.

         (v) GOOD TITLE. Party B is the legal owner of the assets of the Securitisation Fund and has the power under the Master Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed and those assets are free from all other prior encumbrances save for the Prior Interest.

(i)      In Section 4 add a new paragraph as follows:

                  "(f) CONTRACTING AS PRINCIPAL. Party A will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Securitisation Fund and not otherwise."

(j) In the third line of Section 3(c), insert "materially" before the word "affect".

(k) In Section 6(d)(i), in the seventh line, insert "in the absence of manifest error" after the word "evidence".

(l) CONFIRMATIONS. For the purposes of Section 9(e)(i) Party A will, on or promptly after the relevant Trade Date, send the Manager a confirmation confirming that Transaction and the Manager and Party B must (either itself or through the Manager) promptly then confirm the accuracy of and sign and return, or request the correction of such Confirmation. Notwithstanding the provisions or Section 9(e)(ii), each Confirmation in respect of a Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforcement of any Transaction.

(m) In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.", at the end of the first paragraph.

(n)      Section 12 is amended as follows:

         (i) In Section 12(a), insert "and settlement instructions requiring payment to an entity other than the original counterparty" after "Section 5 or 6" in line 2.

         (ii)     Section 12(a)(iii) is replaced with:

                  "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form".

(o)      Definitions and interpretation.


         (i) Section 14 of the Agreement is modified by inserting the following new definitions:

                  "MASTER TRUST DEED" means the Master Trust Deed dated 4 July 1994 as amended between Party B and the Manager.

                  "RELEVANT SWAP TRANSACTION" means in relation to the Class A Notes, each Transaction which is a Currency Swap for Class A Notes only.

                  "SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Agreement between Party B as issuing trustee, ME Portfolio Management Limited as Manager, Perpetual Trustee Company Limited as security trustee and Bank of New York as note trustee.

         (ii) Each of the following expressions has the meanings given to them in the Master Trust Deed and the Security Trust Deed (as the case may be):

                  "CHARGE PROPERTY"
                  "CURRENCY SWAP"
                  "DESIGNATED RATING AGENCY"
                  "EXPENSE"
                  "EXTRAORDINARY RESOLUTION"
                  "NOTE TRUSTEE"
                  "NOTE TRUST DEED"
                  "OUTSTANDING PRINCIPAL BALANCE"
                  "PRIOR INTEREST"
                  "SECURED CREDITOR"
                  "SECURED DOCUMENT"
                  "SECURED MONEYS"
                  "SECURITISATION FUND"
                  "SUPPLEMENTARY BOND TERMS NOTICE"
                  "WILLFUL DEFAULT"

          (iii) The expressions "CLASS A NOTES", "CLASS A NOTEHOLDER", "INVESTED AMOUNT" and "NOTES" have the meanings given to them in the Supplementary Bond Terms Notice.

          (iv) Where in this Agreement a word or expression is defined by reference to another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by all parties to this Agreement.

(p) MASTER TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge for the purposes of the Master Trust Deed and Security Trust Deed that:

         (i) this Agreement and all Transactions under this Agreement are Secured Documents; and

         (ii)     Party A is a Secured Creditor; and

         (iii) all of the obligations of Party B under this Agreement and any/all Transactions under it are Secured Moneys.

(q) ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation.

(r) INCONSISTENCY. In the event of any inconsistency between any two or more of the following documents, they shall take precedence over each other in the following descending order:

         (i)      any Confirmation;

         (ii)     the Schedule to the Agreement;

         (iii)    the other provisions of the Agreement;

         (iv)     the ISDA Definitions.

(s)      Any reference to a:

         (i) "SWAP TRANSACTION" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

         (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purposes of interpreting the ISDA Definitions.

(t)      New Sections 15, 16 and 17 are added as follows:

         "15.     CAPACITY OF PARTY B AND THE MANAGER

                  (a) Party B enters into this Agreement only in its capacity as trustee of the Securitisation Fund under the Master Trust Deed and in no other capacity. A liability incurred by Party B arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of property of the Securitisation Fund which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement other than section 15(c) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

                  (b) The parties other than Party B may not sue Party B (in respect of liabilities incurred by Party B in its capacity as trustee of the Securitisation Fund) in any capacity other than as trustee of the Securitisation Fund including seek the appointment of a receiver (except in relation to property of the Securitisation Fund), a liquidator, an administrator or any similar person to Party B or prove in any liquidation, administration or arrangement of or affecting Party B (except in relation to property of the Securitisation Fund).

                  (c) The provisions of this Section 15 shall not apply to any obligation or liability of Party B to the extent that it is no t satisfied because under the Master Trust Deed or any other Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the assets of the Securitisation Fund, as a result of Party B's fraud, negligence or Willful Default.

                  (d) It is acknowledged that the Manager is responsible under the Master Trust Deed for performing a variety of obligations relating to the Securitisation Fund, including under this Agreement. No act or omission of Party B (including any related failure to satisfy its obligations or breach of a representation or warranty under this Agreement) will be considered fraud, negligence or Willful Default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by the Manager or any other person to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of the Manager or any other person.

                  (e) Party B is not obliged to do or refrain from doing anything under this Agreement (including incurring any liability) unless Party B's liability is limited in the same manner as set out in paragraphs (a) to
                           (c) of this Section 15.

         16.      REPLACEMENT SWAP TRANSACTION

                  (a) If this Agreement or any Transaction under this Agreement is terminated, Party B must, subject to paragraph (b), at the direction of the Manager, enter into one or more swaps which replace the Transactions under this Agreement (collectively a "REPLACEMENT SWAP TRANSACTION") but only on the following conditions:

                           (i) the amount payable under Section 6(e) (if any) by Party B to Party A upon termination of this Agreement or any Transaction will be paid in full when due in accordance with the Supplementary Bond Terms Notice and this Agreement;

                           (ii) the Designated Rating Agencies confirm that the Replacement Swap Transaction will not cause a reduction or withdrawal of the ratings of the Notes; and

                           (iii)    the liability of Party B under the
                                    Replacement Swap Transaction is limited to at least the same extent that its liability is limited under this Agreement.

                  (b) If the conditions in Section 16(a) are satisfied, Party B must, provided it is satisfied with the terms of the Replacement Swap Transaction, acting reasonably and considering the interests of Class A Noteholders, at the direction of the Manager, enter into the Replacement Swap Transaction and if it does it must direct the Replacement Swap Transaction provider to pay any upfront premium to enter into the Replacement Swap Transaction due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay an amount to Party A as referred to in Section 16(a)(i) and to the extent that such premium is not greater than or equal to the amount referred to in Section 16(a)(i), the balance must be satisfied by Party B as an Expense of the Securitisation Fund.

                  (c) If Party B enters into a Replacement Swap Transaction pursuant to paragraph (a), Party B must direct Party A to pay any amount payable under Section 6(e) by Party A to Party B on termination of this Agreement or any Transaction directly to the Replacement Swap Transaction provider as payment of and to the extent of any premium payable by Party B to enter into the Replacement Swap Transaction, in satisfaction of and to the extent of Party A's obligation to pay that part of the amount payable under Section 6(e) to Party B.

         17.      SEGREGATION

                  The liability of Party B under this Agreement is several and is separate in respect of each Relevant Swap Transaction. The failure of Party B to perform its obligations in respect of any Relevant Swap Transaction does not release Party B from its obligations under this Agreement or under any other Relevant Swap Transaction in respect of any other Class A Notes issued by Party B. Nothing in this Agreement affects the respective priority rankings of claims against the Charged Property under the Security Trust Deed. Without limiting the generality of the foregoing, the provisions of this Agreement have effect separately and severally in respect of each Relevant Swap Transaction and are enforceable by or against Party B as though a separate agreement applied between Party A, Party B and the Manager for each Relevant Swap Transaction, so that (among other things):

                  (i) this Agreement together with each Confirmation relating to a Relevant Swap Transaction will form a single separate agreement between Party A, Party B and the Manager and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A, Party B and the Manager shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A, Party B and the Manager;

                  (ii) representations made and agreements entered into by the parties under this Agreement are made and entered separately and severally in respect of each Relevant Swap Transaction and may be enforced separately and severally in respect of each Relevant Swap Transaction;



                  (iii) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B separately and severally in respect of each Relevant Swap

                           Transaction, and only accrue to Party B against Party A separately and severally in respect of each Relevant Swap Transaction; and

                  (iv) the occurrence of an Event of Default or Termination Event in respect of a Relevant Swap Transaction does not in itself constitute and Event of Default or Termination Event in respect of any other Relevant Swap Transaction."

(u)      TELEPHONE RECORDING:  Each party:

         (i) consents to the recording of the telephone conversations of trading and marketing personnel of that party and its Affiliates in connection with this Agreement or any potential transaction; and

         (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates

         (iii) will provide transcripts of such recordings (if any) upon reasonable request by another party; and

         (iv) acknowledges that such recordings and transcripts can be used as evidence by another party in any dispute between them.

(v) RELATIONSHIP BETWEEN PARTIES: Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):

         (i) NON-RELIANCE. It is acting for its own account (or, in the case of Party B, as trustee of the Securitisation Fund), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and in the case of Party B, on the judgment of the Manager, and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

         (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

         (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or as an adviser to it in respect of that Transaction.

(w) APPOINTMENT OF MANAGER: Party A acknowledges that under the Master Trust Deed Party B has appointed the Manager as manager of the Securitisation Fund with the powers set out in and upon and subject to the terms of, the Master Trust Deed. Accordingly, subject to the terms of the Master Trust Deed, the Manager:

         (i) may arrange, enter into, and monitor Transactions, execute Confirmations and exercise all other rights and powers of Party B under this Agreement; and

         (ii) without limiting the generality of the foregoing, the Manager shall issue and receive, on behalf of Party B all notices, Confirmations, certificates and other communications to or by Party A under this Agreement.

(x)      RATINGS DOWNGRADE:

         (i) In the event that the unsecured and unsubordinated debt obligations of Party A (or any applicable assignee or its guarantor) shall have (1) a long term credit rating of less than AA- by S&P and a short-term credit rating of less than A-1+ by S&P, or (2) a long term credit rating of less than A2 by Moody's and a short term credit rating of less than P-1 by Moody's, or
                  (3) a long term credit rating of less than AA- by Fitch Ratings and a short term credit rating of less than F1+ by Fitch Ratings and Party B does not receive written affirmation of the then current rating of the Notes, then Party A shall immediately notify the Designated Rating Agencies and Party B and within 5 Local Business Days (or 30 Local Business Days if the downgrade is to no less than A- (S&P long term) and A-1 (S&P short term) and A3 (Moody's long term) and A- (Fitch long term) and F1 (Fitch short term)) of such downgrade (unless during this period, Party A and Party B receive written confirmation from S&P, Fitch Ratings and Moody's that such downgrade would not result in the Notes either being downgraded or placed under review for possible downgrade) at its cost either:

                  (A) put in place an appropriate mark-to-market collateral agreement (consisting of either cash or securities) which may be based either on S&P's New Interest Rate and Currency Swap Criteria published in January 1999 (as may be amended from time to time) or on any other agreement reached between the parties, in support of its obligations under the Agreement, PROVIDED that Party A and Party B receive prior written confirmation from S&P, Fitch Ratings and Moody's that the rating assigned to the Notes then outstanding by S&P, Fitch Ratings and Moody's is not adversely affected by the downgrade following such collateral arrangements being put in place;

                  (B) transfer all its rights and obligations with respect to this Agreement to a replacement third party whose unsecured and unsubordinated debt obligations have
                           (1) a long term credit rating of at least AA- by S&P and a short-term credit rating of at least A-1+ by S&P, or (2) a long term credit rating of at least A2 by Moody's and a short term credit rating of at least P-1 by Moody's, or (3) a long term credit rating of at least AA- by Fitch Ratings and a short term credit rating of at least F1+ by Fitch Ratings;

                  (C) procure that its obligations with respect to this Agreement are guaranteed by a third party resident outside Australia whose unsecured and unsubordinated debt obligations have (1) a long term credit rating of at least AA- by S&P and a short-term credit rating of at least A-1+ by S&P, or (2) a long term credit rating of at least A2 by Moody's and a short term credit rating of at least P-1 by Moody's, or (3) a long term credit rating of at least AA- by Fitch Ratings and a short term credit rating of at least F1+ by Fitch Ratings; or

                  (D) enter into such other arrangements which each Designated Rating Agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the Notes.


         (ii) Where Party A transfers its rights and obligations to a replacement counterparty in accordance with sub-paragraph
                  (i)(B) above, the Trustee, at the direction of the Manager, and each other party to this Agreement shall do all things reasonably necessary at the cost of Party A to novate the relevant rights and obligations to the replacement counterparty.

         (iii) If, at any time, Party A's obligations under this Agreement are transferred in accordance with sub-paragraph (i)(B) above, Party A shall be immediately entitled to any collateral which it has provided under any collateral agreement contemplated by sub-paragraph (i)(A) (less any amount withdrawn in accordance with sub-paragraph (iv)).

         (iv) Party B may only make withdrawals from any account into which collateral is provided by Party A (the COLLATERAL ACCOUNT) if directed to do so by the Manager and then only for the purpose of:

                  (A) transferring obligations under this Agreement in accordance with sub-paragraph (i)(B) (including the costs of obtaining a replacement counterparty);

                  (B) refunding to Party A any excess in the amount of any collateral deposited to the Collateral Account over the amount Party A is required to maintain under any collateral agreement contemplated by sub-paragraph
                         (i)(A);

                  (C) withdrawing any amount which has been incorrectly deposited into the Collateral Account;

                  (D) paying bank accounts debit tax or other equivalent Taxes payable in respect of the Collateral Account; or

                  (E) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

                  The Manager must direct Party B to, and Party B must, refund or pay to Party A the amount of any payment which may be made to Party A under (B) or (C) above as soon as such refund or payment is possible.

         (v) All interest on the Collateral Account will accrue and be payable monthly to Party A providing the amount deposited to the Collateral Account is not less than the amount Party A is required to maintain under the collateral agreement contemplated by sub-paragraph (i)(A).

(y)      EXCHANGE CONTROLS

         Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:

         "this sub paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS"). For the avoidance of doubt:

         (A) exchange controls do not constitute an Illegality or other Termination Event or an Event of Default under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a Transaction: and

         (B) if and for so long as exchange controls are imposed, delivery by Party B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account in Australia notified in writing by Party A to Party B from time to time specified in that Confirmation will constitute proper payment of those amounts by Party B and Party A's obligations under this Agreement will be unaffected by any such exchange controls."

(z)      Deleted.

(aa)     RESTRICTED TERMINATION RIGHTS

         Add a new Section 6(aa) as follows:

         "(aa)    Restricted Termination Rights

                  (i) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee.

                  (ii) CONSULTATION: Each party may only designate an Early Termination Date following prior consultation with the other party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Supplementary Bond Terms Notice, Party B may exercise its rights only on the instructions of the Note Trustee and only after consultation between Party A and the Note Trustee.

                  (iii)    PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

                           (a) Notwithstanding Part 1(c)(iii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if all Class A Notes will be redeemed at the full amount of the Invested Amount (or, if the Class A Noteholders by Extraordinary Resolution have so agreed, at a lesser amount) together with accrued interest to (but excluding) the date of the redemption.

                           (b) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                                    (A)      each Designated Rating Agency has
                                             confirmed in writing that the
                                             transfer will not result in a
                                             reduction, qualification or
                                             withdrawal of the credit ratings
                                             then assigned by the them to the
                                             relevant Class A Notes; and

                                    (B)      that person has a long term credit
                                             rating assigned by each of the
                                             Designated Rating Agencies of at
                                             least the long term credit rating
                                             assigned by that Designated Rating
                                             Agency to Party A as at the date of
                                             this Agreement.

                  (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavour to procure the substitution as principal obligor under Agreement in respect of each Affected Transaction of a Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of Class A Notes".

(bb)     TRANSFER

         A new paragraph (c) is added to Section 7 as follows:

                  "a party may make such a transfer in accordance with this Agreement".

         and the full-stop at the end of paragraph (b) is replaced with "; and"

(cc)     PARTY B'S PAYMENT INSTRUCTIONS

         Party B irrevocably authorises and instructs Party A to make payment of:

         (i) the Initial Exchange Amount payable by Party A under a currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

         (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account notified in writing by the Principal Paying Agent to Party A for that purpose. Party A is entitled to rely on any such notice.

(dd)     NO AMENDMENT

         Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys without the prior written consent of Party A.

IN WITNESS WHEREOF the parties have executed this Schedule on the respective dates specified below with effect from the date specified on the first page of this document.

DEUTSCHE BANK AG, NEW YORK BRANCH          PERPETUAL TRUSTEES AUSTRALIA LIMITED



By:________________________                By:________________________
Name:                                      Name:
Title:                                     Title:
Date:                                      Date:




By:________________________                By:________________________
Name:                                      Name:
Title:                                     Title:
Date:                                      Date:



ME PORTFOLIO MANAGEMENT LIMITED



By:________________________
Name:
Title:
Date:




By:________________________
Name:
Title:
Date:

DEUTSCHE BANK                                                  [GRAPHIC OMITTED]
Aktiengesellschaft


Date:

To:

Attention:
Facsimile no.:

OUR REFERENCE:    GLOBAL NO.  (%DEAL GROUP #%)/XX

RE:               CROSS CURRENCY SWAP TRANSACTION


Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between Deutsche Bank AG ("DBAG") and [Insert Counterparty Name] ("Counterparty") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc. are incorporated by reference herein. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

For the purpose of this Confirmation, all references in the Definitions or the Agreement to a "Swap Transaction" shall be deemed to be references to this Transaction.

1. This Confirmation supplements, forms part of, and is subject to, the [Interest Rate Swap Agreement/Interest Rate and Currency Exchange Agreement/ISDA Master Agreement dated as of [Insert Date], (as the same may be amended or supplemented from time to time, the "Agreement"), between DBAG and Counterparty. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:-

         Trade Date:

         Effective Date:

         Termination Date:       _____[, subject to adjustment in accordance
                                 with the [Modified] Following Business Day
                                 Convention.]

  FLOATING AMOUNTS I:

         Floating Rate Payer:    [DBAG/Counterparty]

         Floating Rate Payer
         Currency Amount:

         Floating Rate Payer
         Payment Dates:                     The ___th day of ___ of each year,
                                            commencing ___, ___, through and
                                            including the Termination Date,
                                            subject to adjustment in accordance
                                            with the [Modified] Following
                                            Business Day Convention.

         Floating Rate for initial
         Calculation/Compounding Period:    [To be determined][__% (exclusive of
                                            Spread)]

         Floating Rate Option:

         Designated Maturity:                months

         Spread:                             [Plus/Minus __%] [None]

         Floating Rate
         Day Count Fraction:

         Reset Dates:                       The first Business Day in each
                                            Calculation/Compounding Period

         Compounding:                       [Applicable/Inapplicable]

         Business Days:                     ________[, except with respect to
                                            the final Calculation Period for
                                            which Business Days shall mean
                                            ______ and ________

FLOATING AMOUNTS II:

         Floating Rate Payer:               [DBAG/Counterparty]

         Floating Rate Payer
         Currency Amount:

         Floating Rate Payer
         Payment Dates:                     The ___th day of ___ of each year,
                                            commencing ___, ___, through and
                                            including the Termination Date,
                                            subject to adjustment in accordance
                                            with the Modified Following Business
                                            Day Convention.

         Floating Rate for initial
         Calculation/Compounding Period:    To be determined][__% (exclusive of
                                            Spread)]

         Floating Rate Option:

         Designated Maturity:               ___ month(s)

         Spread:                            [Plus/Minus __%] [None]

         Floating Rate Day
         Count Fraction:

         Reset Dates:                       The first Business Day in each
                                            Calculation Period or Compounding
                                            Period, if Compounding is
                                            applicable. / Each [New York]
                                            Business Day of each Calculation
                                            Period.

         Compounding:                       [Applicable/Inapplicable]

         Business Days:                     ________[, except with respect to
                                            the final Calculation Period for
                                            which Business Days shall mean
                                            ______ and ________

INITIAL EXCHANGE:                           [None]

         Initial Exchange Date:             The Effective Date

         DBAG Initial Exchange Amount:

         Counterparty Initial Exchange
         Amount:

FINAL EXCHANGE:                             [None]

         Final Exchange Date:               The Termination Date, subject to
                                            adjustment in accordance with the
                                            [Modified] Following Business Day
                                            Convention

         DBAG Final Exchange Amount:

         Counterparty Final Exchange Amount:

         Business Days for Final Exchange:

3.   ACCOUNT DETAILS:

         Account Details for DBAG:

                  For [USD]:
                  [Insert Payment Instructions]

                  For [EUR]:
                  [Insert Payment Instructions]

         Account Details for Counterparty:

                  For [USD]:
                  [Insert Payment Instructions/Please provide.]

                  For [EUR]:
                  [Insert Payment Instructions/Please provide.]

4.   OFFICES:

         The Office of DBAG for this Transaction is [insert office].

         [{If applicable}The Office of Counterparty for this Transaction is [insert office]].

5.   CALCULATION AGENT:                     DBAG

6.   REPRESENTATIONS

[ONLY INCLUDE FOR DBNY:
Counterparty, if it is a nonresident alien individual, foreign corporation, foreign partnership, foreign trust, or foreign estate, represents that it is a foreign person for purposes of US Treasury regulations relating to information reporting and backup withholding.]

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for, or an adviser to it in respect of this Transaction.

7. Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

          Attention: Derivative Documentation
          Telephone: 44 20 7547 4755
          Facsimile: 44 20 7545 9761
          E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

Yours sincerely,

Deutsche Bank AG


By:      __________________________________
Name:    __________________________________
Title:   Authorized Signatory


By:      __________________________________
Name:    __________________________________
Title:   Authorized Signatory



Confirmed as of the date first written above:

[Insert Counterparty Name]


By:      __________________________________
Name:    __________________________________
Title:   __________________________________